SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

March 16, 2006

Date of report (Date of earliest event reported)

ON Semiconductor Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-30419	36-3840979
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

ON Semiconductor Corporation 5005 E. McDowell Road Phoenix, Arizona	85008
(Address of principal executive offices)	(Zip Code)

602-244-6600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On March 16, 2006, ON Semiconductor Corporation (“Company”) announced, via a news release, the filing with the Securities and Exchange Commission of a Registration Statement on Form S-3 for the registration of resales of the Company’s previously issued 1.875% Convertible Senior Subordinated Notes due 2025. A copy of the Company’s news release is attached hereto as Exhibit 99.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

Not applicable.

(b)	Pro Forma Financial Information

Not applicable.

(c)	Exhibits

Exhibit No.	Description

99	News release for ON Semiconductor Corporation dated March 16, 2006, announcing the filing with the Securities and Exchange Commission of a Registration Statement on Form S-3 for the registration of resales of the Company’s previously issued 1.875% Convertible Senior Subordinated Notes due 2025.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ON SEMICONDUCTOR CORPORATION (Registrant)

Date: March 16, 2006	By:	/s/ DONALD A. COLVIN
Donald A. Colvin Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99	News release for ON Semiconductor Corporation dated March 16, 2006, announcing the filing with the Securities and Exchange Commission of a Registration Statement on Form S-3 for the registration of resales of the Company’s previously issued 1.875% Convertible Senior Subordinated Notes due 2025.

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